Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

Master Internet Stategies Trust:

We consent to the use in this Registration Statement on Form N-1A of our report dated March 13, 2000 on the statement of assets and liabilities of Master Internet Strategies Trust, which appears in Part B of such Registration Statement.

/s/ Deloitte & Touche LLP Deloitte & Touche LLP Princeton, New Jersey March 13, 2000